                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     The undersigned chief financial officer of the Registrant does hereby certify that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, as amended, and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Registrant at the dates and for the periods shown in such report.

May 13, 2003                                   /s/ JOSEPH W. WHITE
                                               -------------------
   Date                                            Joseph W. White
                                               Chief Financial Officer